Oppenheimer Senior Floating Rate Fund

Supplement dated August 10, 2015 to the

Prospectus and Statement of Additional Information

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Senior Floating Rate Fund (the “Fund”), each dated October 28, 2014, and is in addition to any other supplement(s).

Effective October 28, 2015, the Prospectus is revised as follows:

1.	The section titled “Portfolio Managers” on page 7 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers. Joseph Welsh, CFA, has been a Vice President and portfolio manager of the Fund since September 1999 and David Lukkes, CFA, has been a portfolio manager of the Fund since October 2015.

2.	The first paragraph of the section titled “Portfolio Managers” on pages 16-17 of the Prospectus is deleted in its entirety and replaced with:

Portfolio Managers. The Fund’s portfolio is managed by Joseph Welsh, CFA, and David Lukkes, CFA, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Welsh has been a Vice President and portfolio manager of the Fund since September 1999 and David Lukkes has been a portfolio manager of the Fund since October 2015.

3.	The third paragraph of the section titled “Portfolio Managers” on pages 16-17 of the Prospectus is deleted in its entirety and replaced with:

Mr. Lukkes has been a senior portfolio manager of the High Yield Corporate Debt Team since January 2015 and a Vice President of the Sub-Adviser since June 2013. He was a Senior Research Analyst for the High Yield Corporate Debt Team from September 2008 to January 2015. He was an Assistant Vice President of the Sub-Adviser from January 2012 to May 2013. Mr. Lukkes is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Effective October 28, 2015, the SAI is revised as follows:

1.	The paragraphs titled “Portfolio Managers” and “Other Accounts Managed” on page 39 of the SAI are deleted in their entirety and replaced with the following:

Portfolio Managers. The Fund is managed by Joseph Welsh and David Lukkes (the “Portfolio Managers”), who are responsible for the day-to-day management of the Fund’s investments.

•	Other Accounts Managed. In addition to managing the Fund’s investment portfolio, Mr. Welsh and Mr. Lukkes also manage other investment portfolios and accounts on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding those other portfolios and accounts as of July 31, 2014, or as otherwise noted. No portfolio or account has an advisory fee based on performance:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Joseph Welsh	4	$2.04	3	$485.28	2	$101.25
David Lukkes[4]	0	$0	0	$0	0	$0

1.	In billions.
2.	In millions.
3.	Does not include personal accounts of the portfolio managers and their families, which are subject to the Code of Ethics.
4.	As of July 31, 2015.

  The section titled “Ownership of Fund Shares” on page 40 of the SAI is deleted in its entirety and replaced with the following:
•	Ownership of Fund Shares. As of July 31, 2014, or as otherwise noted, the Portfolio Manager(s) beneficially owned shares of the Fund as follows:

Portfolio Manager Range of Shares Beneficially Owned in the Fund

Joseph Welsh	Over $1,000,000
David Lukkes*	$100,001–$500,000

* As of August 9, 2015.

August 10, 2015                                                                                                                      PS0231.041